FCPT Announces Third Quarter 2022 Financial and Operating Results MILL VALLEY, CA – November 1, 2022 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three and nine months ended September 30, 2022. Management Comments “FCPT continued its strong performance in the third quarter. We acquired $70 million of high-quality restaurant and retail properties and raised over $87 million through equity issuances and dispositions,” said CEO Bill Lenehan. “Investment yields have begun to increase meaningfully, and we are poised to take advantage of opportunities where we see value given our strong balance sheet and liquidity position.” Rent Collection Update As of September 30, 2022, the Company has received rent payments representing 99.8% of its portfolio contractual base rent for the quarter ending September 30, 2022. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the third quarter increased 11.4% over the prior year to $48.7 million. Rental revenue consisted of $47.6 million in cash rents and $1.1 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $24.5 million for the third quarter, or $0.30 per diluted share. These results compare to net income attributable to common shareholders of $21.2 million for the same quarter in the prior year, or $0.28 per diluted share. • Net income attributable to common shareholders was $74.9 million for the nine months ended September 30, 2022, or $0.92 per diluted share. These results compare to net income attributed to common shareholders of $61.9 million for the same nine-month period in 2021, or $0.81 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the third quarter was $0.40, representing a $0.01 per share increase compared to the same quarter in 2021. • NAREIT-defined FFO per diluted share for the nine months ended September 30, 2022 was $1.20, representing a $0.06 per share increase compared to the same nine-month period in 2021. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the third quarter was $0.41, representing a $0.02 per share increase compared to the same quarter in 2021. • AFFO per diluted share for the nine months ended September 30, 2022 was $1.23, representing $0.08 per share increase compared to the same nine-month period in 2021.

General and Administrative (G&A) Expense • G&A expense for the third quarter was $4.9 million, which included $1.2 million of stock-based compensation. These results compare to G&A expense in the third quarter of 2021 of $4.3 million, including $0.8 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the third quarter was $3.7 million, representing 7.8% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.3325 per common share for the third quarter of 2022. Portfolio Activities Acquisitions • During the third quarter, FCPT acquired 26 properties for a combined purchase price of $69.9 million at an initial weighted average cash yield of 6.3%, reflecting rent credits at closing and near-term rent increases, or 6.2% on rents in place as of September 30, 2022 and a weighted average remaining lease term of 9.3 years. Dispositions • During the third quarter, FCPT sold four properties for a combined sales price of $8.6 million representing $1.8 million of gain and a 5.5% cash capitalization rate on rents that were previously in place and exclusive of transaction costs. Liquidity and Capital Markets Capital Raising • During the third quarter, the Company raised $78.9 million of equity via the at-the-market (ATM) program at a weighted average share price of $28.09. Of this total, 1,723,426 shares were sold via the forward component of the ATM program for anticipated net proceeds of $48.5 million, and 1,087,250 shares were sold and issued for net proceeds of $30.4 million. • In the quarter, the Company also settled previously executed forward sale agreements of 1,190,532 shares for net proceeds of $31.6 million. Liquidity • At September 30, 2022, FCPT had approximately $358 million of available liquidity including $37 million of cash and cash equivalents, $250 million of undrawn credit line capacity and 2,595,477 shares remaining to be settled under existing forward sale agreements for anticipated net proceeds of approximately $71 million. • In addition, at quarter end, FCPT has $75 million of forward interest rate swaps in place, effectively fixing the Treasury base rate at approximately 2.6% for a contemplated long-term unsecured debt issuance. Credit Facility and Unsecured Notes • As announced on October 25, 2022, FCPT amended its credit facility to convert from LIBOR to SOFR borrowings, to extend and increase term loans of $50 million maturing in 2023 and $100 million maturing in 2024 to a $90 million term loan maturing in 2027 and a $90 million term loan maturing in 2028. In the transaction, FCPT raised an incremental $30 million to fund investment activity. Based on FCPT’s current investment grade ratings of BBB/Baa3 (Fitch/Moody’s), term loans under the amended revolving facility are priced at SOFR plus 105 to 110 basis points depending on the tranche. • At September 30, 2022, FCPT had $975 million of outstanding debt, consisting of $400 million of term loans and $575 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.5x at quarter-end.

Real Estate Portfolio • As of September 30, 2022, the Company’s rental portfolio consisted of 982 properties located in 47 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 8.6 years.

Conference Call Information Company management will host a conference call and audio webcast on Wednesday, November 2 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 833 927 1758 (domestic) or 1 929 526 1599 (international), Call Access Code: 716461 Live webcast: https://events.q4inc.com/attendee/935891965 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=e37b94da&confId=42874 Replay: Available through January 31, 2023 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 163029 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Third Quarter 2022 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2022 2021 2022 2021 Revenues: Rental revenue 48,719$ 43,673$ 143,526$ 127,350$ Restaurant revenue 7,289 7,033 22,304 19,374 Total revenues 56,008 50,706 165,830 146,724 Operating expenses: General and administrative 4,917 4,262 14,884 13,490 Depreciation and amortization 10,588 8,831 30,420 25,455 Property expenses 1,999 1,453 5,835 3,657 Restaurant expenses 6,790 6,546 20,725 17,994 Total operating expenses 24,294 21,092 71,864 60,596 Interest expense (9,177) (8,311) (26,583) (24,328) Other income, net 164 2 250 10 Realized gain on sale, net 1,828 - 7,584 431 Income tax expense 23 (97) (209) (231) Net income 24,552 21,208 75,008 62,010 Net income attributable to noncontrolling interest (34) (44) (105) (129) Net Income Attributable to Common Shareholders 24,518$ 21,164$ 74,903$ 61,881$ Basic net income per share 0.30$ 0.28$ 0.93$ 0.81$ Diluted net income per share 0.30$ 0.28$ 0.92$ 0.81$ Regular dividends declared per share 0.3325$ 0.3175$ 0.9975$ 0.9525$ Weighted-average shares outstanding: Basic 81,884,974 76,250,614 80,797,829 76,094,133 Diluted 82,119,447 76,360,526 81,011,737 76,222,167 Nine Months Ended September 30,Three Months Ended September 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) September 30, 2022 (Unaudited) December 31, 2021 Real estate investments: Land 1,056,228$ 966,565$ Buildings, equipment and improvements 1,490,729 1,437,840 Total real estate investments 2,546,957 2,404,405 Less: Accumulated depreciation (700,499) (682,430) Total real estate investments, net 1,846,458 1,721,975 Intangible lease assets, net 106,947 104,251 Total real estate investments and intangible lease assets, net 1,953,405 1,826,226 Cash and cash equivalents 36,669 6,300 Straight-line rent adjustment 59,873 55,397 Derivative assets 36,448 2,591 Deferred tax assets 920 864 Other assets 12,562 11,601 Total Assets 2,099,877$ 1,902,980$ Liabilities: Long-term debt ($975,000 and $760,000 principal, respectively) 966,989$ 877,591$ Dividends payable 27,487 26,655 Rent received in advance 11,870 11,311 Derivative liabilities - 7,517 Other liabilities 24,800 16,014 Total liabilities 1,031,146 939,088 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 82,822,584 and 80,279,217 shares issued and outstanding, respectively 8 8 Additional paid-in capital 1,027,716 958,737 Accumulated other comprehensive income (loss) 31,968 (9,824) Noncontrolling interest 2,268 2,218 Retained earnings 6,771 12,753 Total equity 1,068,731 963,892 Total Liabilities and Equity 2,099,877$ 1,902,980$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2022 2021 2022 2021 Funds from operations (FFO): Net income 24,552$ 21,208$ 75,008$ 62,010$ Depreciation and amortization 10,558 8,797 30,322 25,378 Realized gain on sales of real estate (1,828) - (7,584) (431) FFO (as defined by NAREIT) 33,282$ 30,005$ 97,746$ 86,957$ Straight-line rental revenue (1,648) (1,979) (4,939) (5,775) Deferred income tax (benefit) expense (1) (118) - (57) - Stock-based compensation 1,206 844 3,739 3,092 Non-cash amortization of deferred financing costs 496 468 1,460 1,901 Non-real estate investment depreciation 30 34 98 77 Other non-cash revenue adjustments 543 536 1,600 1,590 Adjusted Funds from Operations (AFFO) 33,791$ 29,908$ 99,647$ 87,842$ Fully diluted shares outstanding (2) 82,234,006 76,519,431 81,126,296 76,381,395 FFO per diluted share 0.40$ 0.39$ 1.20$ 1.14$ AFFO per diluted share 0.41$ 0.39$ 1.23$ 1.15$ at the Kerrow Restaurant Business. (2) Assumes the issuance of common shares for OP units held by non-controlling interest. (1) Amount represents non-cash deferred income tax benefit recognized in the third quarter and nine months ended September 30, 2022 for income tax benefit Three Months Ended September 30, Nine Months Ended September 30,